UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 20, 2005

Corning Incorporated
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-3247	16-0393470
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Riverfront Plaza, Corning, New York		14831
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	607-974-9000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Corning Incorporated press release dated July 20, 2005 regarding the election of Padmasree Warrior to the Board of Directors is furnished herewith as Exhibit 99 and is incorporated in this Item 5.02 by reference.

The Corning Board Nominating and Corporate Governance Committee had recommended and nominated Ms. Warrior as a director candidate. At its July 20, 2005 meeting electing Ms. Warrior, the Corning Board of Directors concluded that she had no related party transactions with the company and qualified as independent. She will serve as member of the Board's Corporate Relations Committee and Pension Committee.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is filed with this current report on Form 8-K:

99 Press Release issued by Corning Incorporated on July 20, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corning Incorporated

July 21, 2005	By:	/s/ William D. Eggers

Name: William D. Eggers
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99	Press Release